WARRANTS:	12 Months Ended
Dec. 31, 2011
WARRANTS:
WARRANTS:

16. WARRANTS:

In connection with the issuance of the redeemable convertible preferred stock in connection with the July2003 refinancing, the Company issued warrants to an affiliate of KKR, exercisable at any time at a $14.61 per share exercise price, to purchase 958,315 additional shares of common stock of the Company. The warrants expire July23, 2013. The Company has attributed a portion of the proceeds from issuance of the redeemable convertible preferred stock to the fair value of the warrants. The warrants were valued at $6.1 million and were recorded as a component of stockholders' equity.